UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 10, 2008

3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 10, 2008, the Board of Directors of 3M Company (the “Company”) approved amendments to the Company’s Bylaws, which amendments are effective as of November 10, 2008.  The amendments revise Section 10A (“Notice of Stockholder Business and Nominations”) of the Company’s Bylaws.  Section 10A of the Bylaws requires stockholders intending to make a director nomination or bring other business at a stockholder meeting to have first provided the Company advance written notice of such nominations or business, generally between 90 and 120 days prior to the first anniversary of the preceding year’s annual meeting. The principal features of the amendments are as follows:

The amended Bylaws (i) explicitly provide that the Bylaws apply to all stockholder nominations and proposals of business and are the exclusive means for a stockholder to submit such business, other than proposals governed by Rule 14a-8 of the federal proxy rules (which provides its own procedural requirements) and (ii) expand the required disclosure regarding the stockholder making such proposals or nominations to include, among other things:

•                  Disclosure of any agreement, arrangement or understanding regarding the nomination or proposal among the stockholder, beneficial owner, their affiliates and any others acting in concert with any of them;

•                  Disclosure of certain agreements, arrangements or understandings (including derivative or short positions, hedging transactions, etc.) with respect to the Company shares entered into as of the date of notice by or on behalf of the stockholder or beneficial owner;

•                  Representation that the stockholder is a holder entitled to vote and intends to appear in person or by proxy at the meeting to propose such nomination or other business;

•                  Representation whether the stockholder or any beneficial owner intends to deliver a proxy statement and/or otherwise solicit proxies from stockholders in support of such nomination or proposal;

•                  Any other information relating to the stockholder and any beneficial owner that is required by law to be disclosed in the proxy statement.

The amendments also elaborate on the power and duty of the Chairman of the stockholders meeting to determine whether a nomination or proposal was made in accordance with the procedures of Section 10A (including whether the stockholder or any beneficial owner solicited or did not so solicit proxies in compliance with such stockholder’s representation as required by the enhanced disclosure stated above), and if any proposed nomination or business was not made or proposed in compliance with Section 10A, to disregard such nomination and not transact such proposed business. The amendments further state that if the stockholder or its qualified representative does not appear at the annual or special meeting to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, even if proxies regarding such vote may have been received by the Company.

The amended and restated Bylaws of 3M Company reflecting these amendments are filed as Exhibit 3(ii) to this report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

3(ii)	Amended and Restated Bylaws of 3M Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

Dated: November 14, 2008

EXHIBIT INDEX

Exhibit Number	Description

3(ii)	Amended and Restated Bylaws of 3M Company